EXHIBIT 10.25
                             INVESTMENT AGREEMENT


      THIS INVESTMENT AGREEMENT is made and entered into as of the 27th day of September, 1996, by and among Cliffwood Oil & Gas Corp., a Texas corporation (the "COMPANY"), Energy Capital Investment Company PLC, an English investment company ("ENERGY PLC"), and EnCap Equity 1996 Limited Partnership, a Texas limited partnership ("ENCAP LP").

                                   RECITALS:

      A. Reference is herein made to (i) that certain Stock Purchase Warrant dated as of even date herewith executed by the Company in favor of Energy PLC, as such instrument may be amended or modified in accordance with the terms thereof, and (ii) that certain Stock Purchase Warrant dated as of even date herewith executed by the Company in favor of EnCap LP, as such instrument may be amended or modified in accordance with the terms thereof. The Stock Purchase Warrants described in the immediately preceding sentence are herein called the "WARRANTS".

      B. Cliffwood, Energy PLC and EnCap LP deem it in their mutual best interests to make the representations, covenants and agreements contained herein with respect to the shares of capital stock of the Company issuable upon the exercise of the Warrants.

                                  AGREEMENT:

      NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants and agreements contained herein, the sufficiency of which is hereby acknowledged and confirmed, the parties hereto, intending to be legally bound, agree as follows.

      SECTION 1.  DEFINITIONS AND REFERENCES.

      (a) When used in this Agreement, the following terms shall have the respective meanings assigned to them in this SECTION 1 or in the sections, subsections or other subdivisions or other documents referred to below:

      "AGREEMENT" shall mean this Investment Agreement, as hereafter amended or modified in accordance with the terms hereof.

      "COMMISSION" shall mean the Securities and Exchange Commission (or any successor body thereto).

      "COMMON STOCK" shall mean the common stock, par value $0.01 per share, of the Company.

      "COMPANY INDEMNIFIED PARTIES" shall have the meaning assigned to it in
SECTION 6(B).

      "DEMAND REGISTRATION" shall have the meaning assigned to it in SECTION
2(A).
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      "ELIGIBLE WARRANT SHARES" shall mean, at the point in time in question,
(i) the number of Warrant Shares purchased under the Warrants and not previously sold pursuant to either SECTION 2 or SECTION 3 and (ii) the number of Warrant Shares that remain purchasable under the terms of the Warrants.

      "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated under such Act.

      "HOLDER" shall mean any Person that holds Registrable Securities or, if the context so requires, has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected.

      "HOLDER INDEMNIFIED PARTIES" shall have the meaning assigned to it in
SECTION 6(A).

      "PERSON" shall mean any individual, corporation, partnership, joint venture, limited partnership, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "PIGGYBACK REGISTRATION" shall have the meaning assigned to it in SECTION
3.

      "REGISTRABLE SECURITIES" shall mean (i) the Warrant Shares and (ii) any securities issued or issuable with respect to the Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

      "REGISTRATION EXPENSES" shall mean all expenses incident to the Company's performance of or compliance with the registration rights granted hereunder, including (without limitation) all registration and filing fees, fees and expenses of compliance with securities and blue sky laws, printing and engraving expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company, all independent certified public accountants and underwriters (excluding discounts and commissions); provided, that Registration Expenses shall not include any Selling Expenses.

      "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and all rules and regulations under such Act.

      "SELLING EXPENSES" shall mean underwriting discounts or commissions, any selling commissions and stock transfer taxes attributable to sales of Registrable Securities and the fees and expenses of counsel for any Holder.

      "WARRANTS" shall have the meaning assigned to such term in PARAGRAPH A of the Recitals to this Agreement.


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      "WARRANT SHARES" shall mean the shares of Common Stock purchasable under the terms of the Warrants.

      (b) All references in this Agreement to sections, subsections and other subdivisions refer to corresponding sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained herein. The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Words in the singular form shall be construed to include the plural and VICE VERSA, unless the context otherwise requires.

      SECTION 2.  DEMAND REGISTRATION.

      (a) Subject to SUBSECTIONS (B), (C) and (D) below of this SECTION 2 and the other terms and provisions hereof, any Holder may request at any time a registration by the Company under the Securities Act of all or a part of its Registrable Securities (a "DEMAND REGISTRATION"). Within ten days after receipt of such request, the Company will serve written notice of such registration request to all Holders and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen business days after the receipt by the applicable Holder of the Company's notice. All requests made pursuant to this SUBSECTION (A) will specify the number of Registrable Securities to be registered and will specify the intended method of disposition thereof; provided, that such method of disposition shall be an underwritten offering if requested by the Holders of a majority of the Registrable Securities requested to be included in such registration.

      (b) Notwithstanding SUBSECTION (A) above or anything else herein to the contrary, the Company shall have no obligations under this SECTION 2 (i) until the earlier of May 1, 2000 or one year after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public and (ii) unless Holders of at least 66 2/3% of the Eligible Warrant Shares request that such Eligible Warrant Shares be included in the registration. Notwithstanding SUBSECTION (A) above or anything else herein to the contrary, in no event shall the Company be obligated to effect more than one registration pursuant to this SECTION 3; provided, however, that any registration requested pursuant to this SECTION 2 will not be deemed to have been effected unless it has become effective and remained effective until all of the Registrable Securities have been sold; provided, further, that any such registration which does not become effective after the Company has filed a registration statement in accordance with the provisions of this SECTION 2 solely by reason of the refusal to proceed of the Holder or Holders that have requested the Demand Registration pursuant to SUBSECTION (A) above, including failure to comply with the provisions of this Agreement (other than any refusal to proceed based upon the advice of counsel to such Holder or Holders that the registration statement, or the prospectus contained therein, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, or that such registration statement or such prospectus, or the distribution contemplated thereby, otherwise

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violates or would, if such distribution using such prospectus took place, violate any applicable state or federal securities law) shall be deemed to have been effected by the Company at the request of such Holder or Holders.

      (c) Neither the Company nor any of its security holders (other than the Holders of Registrable Securities in such capacity) shall have the right to include any of the Company's securities in a registration statement initiated as a Demand Registration under this SECTION 2 unless (i) such securities are of the same class as of the Registrable Securities being registered, (ii) the Holders of a majority of the Registrable Securities being registered in such registration consent to such inclusion and (iii) if the Demand Registration is an underwritten offering, (A) the Company and such security holders, as applicable, agree in writing to sell their securities on the same terms and conditions as apply to the Registrable Securities being sold and (B) the managing underwriter(s) of such underwritten offering has reasonably determined that inclusion of such securities will not adversely affect the marketability or offering price of the Registrable Securities to be included.

      (d) If a Demand Registration is an underwritten offering or a best efforts underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering shall be selected by the Holders of a majority of the Registrable Securities to be registered in such registration; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

      SECTION 3. PIGGYBACK REGISTRATION. If, at any time, the Company proposes to register any of its securities under the Securities Act other than (a) under employee compensation or benefit programs or (b) an exchange offer or an offering of securities solely to the existing stockholders or employees of the Company, and the registration form to be used may be used for the registration of Registrable Securities, the Company will give prompt written notice to all Holders of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice (a "PIGGYBACK REGISTRATION"). The Company shall use its reasonable best efforts to cause the managing underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in the registration statement (or registration statements) for such offering to be included therein on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if the Company gives notice of such a proposed registration, the total number of Registrable Securities which shall be included in such registration shall be reduced pro rata to such number, if any, as in the reasonable opinion of the managing underwriters of such offering would not adversely affect the marketability or offering price of all of the securities proposed to be offered by the Company in such offering; provided however, that (i) if such Piggyback Registration is incident to a primary registration on behalf of the Company, and to the extent not prohibited by any registration rights agreements existing as of the date hereof, the securities to be included in the registration statement (or registration statements) for any person other than the Holders and the Company shall be first reduced prior to any such pro rata reduction, and (ii) if such Piggyback Registration is incident to a secondary registration on behalf of holders of securities of the Company and to the extent not prohibited by any registration rights agreements existing as of the date hereof, the securities to be included in the registration statement (or registration

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statements) for any person not exercising "demand" registration rights other than the Holders shall be first reduced prior to any such pro rata reduction.

      SECTION 4.  REGISTRATION PROCEDURES.

      (a) Whenever Holders have requested that any Registrable Securities be registered pursuant to SECTION 2 or SECTION 3, the Company will use its reasonable best efforts to effect the registration of and permit the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

            (i) prepare and file with the Commission a registration statement on the appropriate form with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish copies of all such documents proposed to be filed to any Holder of Registrable Securities covered by such registration statement);

            (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than the period set forth in such section or such shorter period which will terminate when Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable prospectus delivery period) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

            (iii) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including, without limitation, each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

            (iv) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to qualify generally to do business or subject itself to any general service of process in any jurisdiction where it is otherwise not then so subject);

            (v) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event which requires the making of any change in the prospectus included in such registration

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      statement so that such document will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

            (vi) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or exchanges, automated quotation system or over-the-counter market upon which securities of the Company of the same class are then listed;

            (vii) enter into such customary agreements (including, without limitation, underwriting agreements in customary form, substance, and scope) and take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

            (viii)otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders an earnings statement no later than 90 days after the end of the 12 month period beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

            (ix) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the disqualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order; and

            (x) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Sellers thereof to consummate the disposition of such Registrable Securities.

      (b) Each Holder of Registrable Securities agrees with the Company as follows:

            (i) upon receipt of any notice from the Company of the happening of any event of the kind described in SECTION 4(A)(V), the Holders of Registrable Securities will forthwith discontinue disposition of any Registrable Securities until the Holders of Registrable Securities receive copies of the supplemented or amended prospectus contemplated by SECTION 4(A)(V), or until they are advised in writing by the Company that the use of the applicable prospectus may be resumed, and they have received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus (it being the

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      agreement of the parties hereto, however, that the obligation of the
      Company with respect to maintaining the subject registration statement current and effective shall be extended by a period of days equal to the period the Holders of Registrable Securities are required by this SECTION 4(B)(I) to discontinue disposition of such Registrable Securities);

            (ii) furnish to the Company such information regarding such Holder, the Registrable Securities held by such Holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be reasonably required in connection with the preparation of the applicable registration statement and other actions taken by the Company under this Agreement, and it shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the Registrable Securities that such information has been furnished to the Company by the Holders of Registrable Securities; and

            (iii) if any Registrable Securities are being registered in any registration pursuant to this Agreement, such Holder thereof will comply with all anti-stabilization, manipulation and similar provisions of
      Section 10 of the Exchange Act, as amended, and any rules promulgated thereunder by the Commission and, at the request of the Company, will execute and deliver to the Company and to any underwriter participating in such offering, an appropriate agreement to such effect.

      SECTION 5. EXPENSES. the Company shall pay all Registration Expenses in connection with each registration effected pursuant to SECTIONS 2 and 3 and, in any event, shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal and accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. All Selling Expenses incurred in connection with a registration effected pursuant to the terms hereof shall be borne by the seller or sellers of Registrable Securities pro rata based upon the number of Registrable Securities included in such registration.

      SECTION 6.  INDEMNIFICATION.

      (a) The Company shall indemnify and hold harmless, with respect to any registration statement filed by it, to the full extent permitted by law, each Holder of Registrable Securities covered by such registration statement, and each other Person, if any, who controls such holder within the meaning of
Section 15 of the Securities Act (collectively, "HOLDER INDEMNIFIED PARTIES") against all losses, claims, damages, liabilities and expenses, joint or several to which any such Holder Indemnified Party may become subject under the Securities Act, the Exchange Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such Registrable Securities were included as contemplated hereby or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein

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not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action of or inaction by the Company in connection with any such registration; and in each such case, the Company shall reimburse each such Holder Indemnified Party for any reasonable legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding; provided, however, that the Company shall not be liable to any such Holder Indemnified Party in any such case to the extent, that any such loss, claim, damage, liability or expense (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment thereof or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder Indemnified Party for use in the preparation thereof. Such indemnity and reimbursement of expenses and other obligations shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of such securities by such Holder Indemnified Parties.

      (b) Each Holder of Registrable Securities participating in any registration hereunder shall severally (and not jointly or jointly and severally) indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees and agents, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act) (collectively, the "COMPANY INDEMNIFIED PARTIES") against all losses, claims, damages, liabilities and expenses to which any the Company Indemnified Party may become subject under the Securities Act, the Exchange Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such holder's Registrable Securities were included or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent in the cases described in CLAUSES (I) and (II), that such untrue statement or omission was furnished in writing by such holder for use in the preparation thereof, or (iii) any violation by such holder of any federal, state or common law rule or regulation applicable to such holder and relating to action of or inaction by such holder in connection with any such registration. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf

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of the Company Indemnified Parties (except as provided above) and shall survive the transfer of such securities by such holder.

      (c) Promptly after receipt by an indemnified party under SUBSECTION (A) or
(B) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for indemnification may be made pursuant to this SECTION 6, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the threat or commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action referred to under SUBSECTION (A) or (B) is brought against any indemnified party and it then notifies the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such claim or action, the indemnifying party shall not be liable to such indemnified party under this SECTION 6 for any legal expenses of counsel or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless the indemnifying party has failed to assume the defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party. Under no circumstances will the indemnifying party be obligated to pay the fees and expenses of more than one law firm for all indemnified parties. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party unless (i) such judgment or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery or approval thereof, and (ii) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release and discharge from all liability in respect of such claim for all persons that may be entitled to or obligated to provide indemnification or contribution under this SECTION 6.

      (d) Indemnification similar to that specified in the preceding subsections of this SECTION 6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or qualification of securities under any state securities or blue sky laws.

      (e) If the indemnification provided for in this SECTION 6 is unavailable to or insufficient to hold harmless an indemnified party under SUBSECTION (A) or
(B), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to in SUBSECTION (A) or (B) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements, omissions,

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actions or inactions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party, any action or inaction by any such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission, action or inaction. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) pursuant to this SUBSECTION (E) shall be deemed to include, without limitation, any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in SUBSECTION (C) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this SUBSECTION (E). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this SUBSECTION (E) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for contribution may be made against an indemnifying party under this SUBSECTION (E), such indemnified party shall, if a claim for contribution in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party in writing of the commencement thereof (if the notice specified in SUBSECTION (C) has not been given with respect to such action); provided, however, that the failure to so notify the indemnifying party shall not relieve it from any obligation to provide contribution which it may have to any indemnified party under this SUBSECTION (E) except to the extent that the indemnifying party is actually prejudiced by the failure to give notice.


      The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which does not take account the equitable considerations referred to in the immediately preceding paragraph.

      If indemnification is available under SECTION 6, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in SUBSECTIONS (A) and (B), without regard to the relative fault of said indemnifying party or any other equitable consideration provided for in this paragraph. The provisions of this paragraph shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall survive the transfer of securities by any such party.

      (f) In connection with any underwritten offering contemplated by this Agreement which includes Registrable Securities, the Company and all sellers of Registrable Securities included in any registration statement shall agree to customary provisions for indemnification and contribution (consistent with the other provisions of this SECTION 6) in respect of losses, claims, damages, liabilities and expenses of the underwriters of such offering.


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      SECTION 7. RULE 144. The Company covenants to each Holder that, to the extent that the Company shall be required to do so under the Exchange Act, the Company shall (a) timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)
(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and (b) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

      SECTION 8. PUT RIGHTS. If, a Holder determines in good faith during the period commencing May 27, 2001 and ending September 27, 2001 (in this SECTION 8, the "PUT PERIOD"), that (a) there is no reasonable prospect that a public market for the Common Stock is likely to develop or (b) the Registrable Securities held by such Holder cannot be sold pursuant to SECTIONS 2 and 3 at a price per share equal to or greater than a price per share equal to the Net Asset Value, then the terms and provisions of this SECTION 8 shall be operative. Specifically, in the instance described in the immediately preceding sentence, the subject Holder shall have the right to sell all or a portion of its Registrable Securities to the Company, and the Company shall be obligated to purchase such Registrable Securities, at a price per share equal to the Net Asset Value. To exercise its rights to sell under this SECTION 8, the subject Holder shall give written notice to that effect to the Company during the Put Period, which notice (in this SECTION 8, called the "EXERCISE NOTICE") shall also specify the number of Registrable Securities (in this SECTION 8, the "SUBJECT SHARES") the subject Holder is electing to sell. The Company and the subject Holder shall consummate any purchase and sale contemplated under this SECTION 8 at a place and time mutually determined by the Company and the subject Holder, but in any event within 15 days after receipt by the Company of the Exercise Notice. At the closing of any purchase and sale contemplated under this SECTION 8, the Company shall tender cash to the subject Holder in an amount equal to the number of the Subject Shares multiplied by the Net Asset Value and the subject Holder shall deliver to the Company certificate(s) evidencing the Subject Shares. For purposes of this SECTION 8, the term "NET ASSET VALUE" shall mean, as of the date of the Exercise Notice, an amount determined by dividing X by Y, where "X" is (i) the total assets of the Company and its subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its subsidiaries as of such time prepared in accordance with generally accepted accounting principles (exclusive, however, of oil and gas properties), PLUS (ii) the "Calculated Market Value" (as defined below) of such oil and gas properties, MINUS (iii) the total liabilities of the Company and its subsidiaries which would be shown as liabilities on a consolidated balance sheet of the Company and it subsidiaries as of such time prepared in accordance with generally accepted accounting principles, and where "Y" is the total number of shares of Capital Stock outstanding as of such time. In computing Net Asset Value, the "CALCULATED MARKET VALUE" of oil and gas properties of the Company and its consolidated subsidiaries shall be determined in accordance ss.210.4-10 of Regulation S-X, as promulgated by the Securities and Exchange Commission, except that in making such computation only the following categories (and portions of such categories) of reserves shall be utilized: 90% of proved developed producing reserves; 65% of proved behind pipe reserves; and 50% of proved undeveloped reserves; provided, that the independent petroleum engineers to be used in making the valuation contemplated by this sentence shall be T.J. Smith & Company, Inc., Ryder Scott Company, Netherland Sewell & Associates, Inc. or such other independent petroleum engineers as shall be designated by the Company and acceptable to the subject Holder. Notwithstanding the foregoing, however, should the Company determine in good faith that the Calculated Market Value of the oil and gas properties of the Company and its consolidated subsidiaries exceeds, at the date of the Exercise Notice, the fair market value of such properties based on then current industry conditions, the Company may, with the consent of the subject Holder (such consent not to be unreasonably withheld) use such lesser fair market value in computing Net Asset Value.

      9.    REPRESENTATIONS AND WARRANTIES.

      (a) The Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Texas.

      (b) The Company is duly qualified or will qualify to transact business in every jurisdiction where the character of the properties owned or held by it where the nature of the business transacted by it makes qualification by it necessary or appropriate.

      (c) The Company has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

      (d) The execution, delivery and performance by the Company of this Agreement has been duly and validly authorized by all requisite corporate action, and no other corporate or shareholder action is required to be taken to authorize such execution, delivery and performance.

      (e) The execution, delivery and performance by the Company of this Agreement is within its corporate powers and will not (i) be in contravention of or violate any provisions of its articles of incorporation, bylaws or other governing documents, as amended to the date hereof, or (ii) be in contravention of or result in any breach or constitute a default under any applicable law, rule, regulation, judgment, license, permit or order or any loan, note or other agreement or instrument to which the Company is a party or by which it or any of its properties are bound.

      (f) When delivered to Energy PLC and EnCap LP, this Agreement will have been duly and validly executed and will be binding upon the Company and enforceable in accordance with its terms.

      (g) The authorized capital stock of the Company consists of 3,000,000 shares of Common Stock of which 2,258,000 shares are outstanding. All outstanding shares of capital stock of the Company have been validly issued and are fully paid and nonassessable, and no shares of capital stock of the Company are subject to, nor have any been issued in violation of, preemptive or similar rights. All issuances, sales, and repurchases by the Company of shares of its capital stock have been effected in compliance with all applicable laws, including without limitation applicable federal and state securities laws. Except as set forth above in this Section and the Warrants, there are outstanding (i) no shares of capital stock or other voting securities of the Company, (ii) no securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of the Company, (iii) no options or other rights to acquire from the Company, and no obligation of the Company to issue or sell, any shares of capital stock or other voting securities of the Company or any securities of the Company convertible into or exchangeable for such capital stock or voting securities, and (iv) no equity equivalents, interests in the ownership or earnings, or other similar rights of or with respect to the Company. There are no outstanding obligations of the Company to repurchase, redeem, or otherwise acquire any of the foregoing shares, securities, options, equity equivalents, interests, or rights.

      (h) The Warrants have been duly authorized for issuance, have been validly issued and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The shares of Common Stock issuable upon exercise of the Warrants have been duly reserved for such issuance and, when issued and delivered by the Company in accordance with the provisions of the Warrants, will be validly issued, fully paid, and nonassessable.

      (i) The Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person.

      SECTION 10. MISCELLANEOUS.

      (a) From and after the date of this Agreement, the Company will not, without the prior written consent of the holders of a majority of the number of Eligible Warrant Shares then outstanding, enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement.

      (b) All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Texas.

      (c) All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether expressed or not.

      (d) This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter herein contained. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

      (e) All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or sent by reputable express courier service (charges prepaid), or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or sent by telefax, to the parties at the following address (or to such other address or to the attention of such other person as the recipient party has specified by prior like notice to the sending party):

      IF TO THE COMPANY:

                        Cliffwood Oil & Gas Corp.
                        110 Cypress Station Drive, Suite 220
                        Houston, Texas  77090
                        Telecopier No.:  (713)537-8324
                        Attention:  Frank A. Lodzinski, President


      IF TO ENERGY PLC OR ENCAP LP:

                        EnCap Investments L.C.
                        1100 Louisiana
                        Suite 3150
                        Houston, Texas  77002
                        Telecopier No.:  (713)659-6130
                        Attention:  Robert L. Zorich, Managing Director

      (f) If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

      (g) This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                    CLIFFWOOD OIL & GAS CORP.

                                    By: /S/ FRANK A. LODZINSKI
                                    Name: Frank A. Lodzinski
                                    Title: President


                                    ENERGY CAPITAL INVESTMENT
                                    COMPANY PLC

                                    By: /S/ GARY R. PETERSEN
                                    Name:  Gary R. Petersen
                                    Title:  Director


                      ENCAP EQUITY 1996 LIMITED PARTNERSHIP

                                    By:   ENCAP INVESTMENTS L.C.

                                    By: /S/ GARY R. PETERSEN
                                    Name:  Gary R. Petersen
                                    Title:  Managing Director